                                                                    EXHIBIT 24.1


                                POWER OF ATTORNEY


     KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned person whose signature appears below hereby constitutes and appoints Allen J. Berning and William J. Kullback, and each of them, his true and lawful attorney-in-fact and agents, with full powers of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign (i) the Registration Statement on Form S-1 (as defined herein) under the Securities Act of 1933, as amended, related to the offering of shares of common stock, $.01 par value, of Pemstar Inc., up to a maximum aggregate offering price of $115,000,000 (the "Registration Statement"); (ii) amendments (including post-effective amendments) and additions to the Registration Statement; and (iii) any registration statements, and any and all amendments thereto (including post-effective amendments), pursuant to Rule 462(b) under the Securities Act of 1933, as amended, related to the offering contemplated by the Registration Statement and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and hereby grants to such attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite or necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

  Signature                        Title                     Date
  ---------                        -----                     ----


/s/ Robert D. Ahmann
------------------------------    Director                May 13, 2000
Robert D. Ahmann

                                POWER OF ATTORNEY


     KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned person whose signature appears below hereby constitutes and appoints Allen J. Berning and William J. Kullback, and each of them, his true and lawful attorney-in-fact and agents, with full powers of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign (i) the Registration Statement on Form S-1 (as defined herein) under the Securities Act of 1933, as amended, related to the offering of shares of common stock, $.01 par value, of Pemstar Inc., up to a maximum aggregate offering price of $115,000,000 (the "Registration Statement"); (ii) amendments (including post-effective amendments) and additions to the Registration Statement; and (iii) any registration statements, and any and all amendments thereto (including post-effective amendments), pursuant to Rule 462(b) under the Securities Act of 1933, as amended, related to the offering contemplated by the Registration Statement and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and hereby grants to such attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite or necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

  Signature                        Title                     Date
  ---------                        -----                     ----


/s/ Allen J. Berning
------------------------------    Director                May 13, 2000
Allen J. Berning

                                POWER OF ATTORNEY


     KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned person whose signature appears below hereby constitutes and appoints Allen J. Berning and William J. Kullback, and each of them, his true and lawful attorney-in-fact and agents, with full powers of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign (i) the Registration Statement on Form S-1 (as defined herein) under the Securities Act of 1933, as amended, related to the offering of shares of common stock, $.01 par value, of Pemstar Inc., up to a maximum aggregate offering price of $115,000,000 (the "Registration Statement"); (ii) amendments (including post-effective amendments) and additions to the Registration Statement; and (iii) any registration statements, and any and all amendments thereto (including post-effective amendments), pursuant to Rule 462(b) under the Securities Act of 1933, as amended, related to the offering contemplated by the Registration Statement and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and hereby grants to such attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite or necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

  Signature                        Title                     Date
  ---------                        -----                     ----


/s/ Thomas A. Burton
------------------------------    Director                May 13, 2000
Thomas A. Burton

                                POWER OF ATTORNEY


     KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned person whose signature appears below hereby constitutes and appoints Allen J. Berning and William J. Kullback, and each of them, his true and lawful attorney-in-fact and agents, with full powers of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign (i) the Registration Statement on Form S-1 (as defined herein) under the Securities Act of 1933, as amended, related to the offering of shares of common stock, $.01 par value, of Pemstar Inc., up to a maximum aggregate offering price of $115,000,000 (the "Registration Statement"); (ii) amendments (including post-effective amendments) and additions to the Registration Statement; and (iii) any registration statements, and any and all amendments thereto (including post-effective amendments), pursuant to Rule 462(b) under the Securities Act of 1933, as amended, related to the offering contemplated by the Registration Statement and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and hereby grants to such attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite or necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

  Signature                        Title                     Date
  ---------                        -----                     ----


/s/ Bruce M. Jaffe
------------------------------    Director                May 13, 2000
Bruce M. Jaffe

                                POWER OF ATTORNEY


     KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned person whose signature appears below hereby constitutes and appoints Allen J. Berning and William J. Kullback, and each of them, his true and lawful attorney-in-fact and agents, with full powers of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign (i) the Registration Statement on Form S-1 (as defined herein) under the Securities Act of 1933, as amended, related to the offering of shares of common stock, $.01 par value, of Pemstar Inc., up to a maximum aggregate offering price of $115,000,000 (the "Registration Statement"); (ii) amendments (including post-effective amendments) and additions to the Registration Statement; and (iii) any registration statements, and any and all amendments thereto (including post-effective amendments), pursuant to Rule 462(b) under the Securities Act of 1933, as amended, related to the offering contemplated by the Registration Statement and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and hereby grants to such attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite or necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

  Signature                        Title                     Date
  ---------                        -----                     ----


/s/ William J. Kullback
------------------------------    Director                May 13, 2000
William J. Kullback

                                POWER OF ATTORNEY


     KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned person whose signature appears below hereby constitutes and appoints Allen J. Berning and William J. Kullback, and each of them, his true and lawful attorney-in-fact and agents, with full powers of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign (i) the Registration Statement on Form S-1 (as defined herein) under the Securities Act of 1933, as amended, related to the offering of shares of common stock, $.01 par value, of Pemstar Inc., up to a maximum aggregate offering price of $115,000,000 (the "Registration Statement"); (ii) amendments (including post-effective amendments) and additions to the Registration Statement; and (iii) any registration statements, and any and all amendments thereto (including post-effective amendments), pursuant to Rule 462(b) under the Securities Act of 1933, as amended, related to the offering contemplated by the Registration Statement and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and hereby grants to such attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite or necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

  Signature                        Title                     Date
  ---------                        -----                     ----


/s/ William B. Leary
------------------------------    Director                May 13, 2000
William B. Leary

                                POWER OF ATTORNEY


     KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned person whose signature appears below hereby constitutes and appoints Allen J. Berning and William J. Kullback, and each of them, his true and lawful attorney-in-fact and agents, with full powers of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign (i) the Registration Statement on Form S-1 (as defined herein) under the Securities Act of 1933, as amended, related to the offering of shares of common stock, $.01 par value, of Pemstar Inc., up to a maximum aggregate offering price of $115,000,000 (the "Registration Statement"); (ii) amendments (including post-effective amendments) and additions to the Registration Statement; and (iii) any registration statements, and any and all amendments thereto (including post-effective amendments), pursuant to Rule 462(b) under the Securities Act of 1933, as amended, related to the offering contemplated by the Registration Statement and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and hereby grants to such attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite or necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

  Signature                        Title                     Date
  ---------                        -----                     ----


/s/ Gary L. Lingbeck
------------------------------    Director                May 13, 2000
Gary L. Lingbeck

                                POWER OF ATTORNEY


     KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned person whose signature appears below hereby constitutes and appoints Allen J. Berning and William J. Kullback, and each of them, his true and lawful attorney-in-fact and agents, with full powers of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign (i) the Registration Statement on Form S-1 (as defined herein) under the Securities Act of 1933, as amended, related to the offering of shares of common stock, $.01 par value, of Pemstar Inc., up to a maximum aggregate offering price of $115,000,000 (the "Registration Statement"); (ii) amendments (including post-effective amendments) and additions to the Registration Statement; and (iii) any registration statements, and any and all amendments thereto (including post-effective amendments), pursuant to Rule 462(b) under the Securities Act of 1933, as amended, related to the offering contemplated by the Registration Statement and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and hereby grants to such attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite or necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

  Signature                        Title                     Date
  ---------                        -----                     ----


/s/ Robert R. Murphy
------------------------------    Director                May 13, 2000
Robert R. Murphy

                                POWER OF ATTORNEY


     KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned person whose signature appears below hereby constitutes and appoints Allen J. Berning and William J. Kullback, and each of them, his true and lawful attorney-in-fact and agents, with full powers of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign (i) the Registration Statement on Form S-1 (as defined herein) under the Securities Act of 1933, as amended, related to the offering of shares of common stock, $.01 par value, of Pemstar Inc., up to a maximum aggregate offering price of $115,000,000 (the "Registration Statement"); (ii) amendments (including post-effective amendments) and additions to the Registration Statement; and (iii) any registration statements, and any and all amendments thereto (including post-effective amendments), pursuant to Rule 462(b) under the Securities Act of 1933, as amended, related to the offering contemplated by the Registration Statement and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and hereby grants to such attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite or necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

  Signature                        Title                     Date
  ---------                        -----                     ----


/s/ Michael J. Odrich
------------------------------    Director                May 13, 2000
Michael J. Odrich

                                POWER OF ATTORNEY


     KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned person whose signature appears below hereby constitutes and appoints Allen J. Berning and William J. Kullback, and each of them, his true and lawful attorney-in-fact and agents, with full powers of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign (i) the Registration Statement on Form S-1 (as defined herein) under the Securities Act of 1933, as amended, related to the offering of shares of common stock, $.01 par value, of Pemstar Inc., up to a maximum aggregate offering price of $115,000,000 (the "Registration Statement"); (ii) amendments (including post-effective amendments) and additions to the Registration Statement; and (iii) any registration statements, and any and all amendments thereto (including post-effective amendments), pursuant to Rule 462(b) under the Securities Act of 1933, as amended, related to the offering contemplated by the Registration Statement and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and hereby grants to such attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite or necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

  Signature                        Title                     Date
  ---------                        -----                     ----


/s/ Steve V. Petracca
------------------------------    Director                May 13, 2000
Steve V. Petracca

                                POWER OF ATTORNEY


     KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned person whose signature appears below hereby constitutes and appoints Allen J. Berning and William J. Kullback, and each of them, his true and lawful attorney-in-fact and agents, with full powers of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign (i) the Registration Statement on Form S-1 (as defined herein) under the Securities Act of 1933, as amended, related to the offering of shares of common stock, $.01 par value, of Pemstar Inc., up to a maximum aggregate offering price of $115,000,000 (the "Registration Statement"); (ii) amendments (including post-effective amendments) and additions to the Registration Statement; and (iii) any registration statements, and any and all amendments thereto (including post-effective amendments), pursuant to Rule 462(b) under the Securities Act of 1933, as amended, related to the offering contemplated by the Registration Statement and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and hereby grants to such attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite or necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

  Signature                        Title                     Date
  ---------                        -----                     ----


/s/ Karl D. Shurson
------------------------------    Director                May 13, 2000
Karl D. Shurson

                                POWER OF ATTORNEY


     KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned person whose signature appears below hereby constitutes and appoints Allen J. Berning and William J. Kullback, and each of them, his true and lawful attorney-in-fact and agents, with full powers of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign (i) the Registration Statement on Form S-1 (as defined herein) under the Securities Act of 1933, as amended, related to the offering of shares of common stock, $.01 par value, of Pemstar Inc., up to a maximum aggregate offering price of $115,000,000 (the "Registration Statement"); (ii) amendments (including post-effective amendments) and additions to the Registration Statement; and (iii) any registration statements, and any and all amendments thereto (including post-effective amendments), pursuant to Rule 462(b) under the Securities Act of 1933, as amended, related to the offering contemplated by the Registration Statement and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and hereby grants to such attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite or necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

  Signature                        Title                     Date
  ---------                        -----                     ----


/s/ David L. Sippel
------------------------------    Director                May 13, 2000
David L. Sippel